Exhibit 10.2
AMENDMENT NUMBER 5

TO

GENERAL TERMS AGREEMENT

BCA-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment Number 5 (“Amendment No. 5”) to General Terms Agreement BCA-65530-0016 is entered into as of the date of the last signature below (the “Effective Date”) by and between The Boeing Company, a Delaware Corporation (“Boeing”), and Spirit AeroSystems, Inc., a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Hereinafter, Boeing and Seller may be referred to collectively as the “Parties”.

RECITALS

A. The Parties entered into General Terms Agreement BCA-65530-0016 (“GTA”) on June 16, 2005.

B. The most recent Amendment to the GTA is Amendment No. 4, dated January 18, 2021.

C. The Parties wish to amend the GTA as set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.Agreement.

1.1The GTA is hereby amended by adding a new section 8.3.1 to the Table of Contents as follows:

“8.3.1 Industry Assist at Boeing Repair Station(s)”

BOEING PROPRIETARY

1.2The GTA is hereby amended by deleting the existing GTA Table of Amendments in its entirety and replacing it with a new Table of Amendments as follows:

“AMENDMENTS

Number	Description	Date	Approval
1	Incorporate name change from Mid-Western Aircraft Systems Inc. to Spirit AeroSystems Incorporated. Added effective date of June 17, 2005 to agreement, and to sections 12.3 and 16.0.	04/01/06	H. McCormick R. Stone
2	Added Section 40.0 Electronic Access	03/4/11	J. Bayer M. Milan
3	Replaced Section 8.5 Retention of Records, Section 11.3 Import/Export, and Section 21.5 Environmental Health and Safety Performance	1/2014	J. Ray M. Milan
4	Replaced Section 21.2 and added Section 41.0	1/18/21	K. Doolin E. Bossler
5	Added Section 8.3.1	1/30/22	J. Aguiar L. Hampton

”

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Amendment 5 to
GTA BCA-65530-0016

BOEING PROPRIETARY

1.3The GTA is hereby amended by adding a new section 8.3.1 Industry Assist at Boeing Repair Station(s) as follows:
“8.3.1 Industry Assist at Boeing Repair Station(s)

Boeing may request Seller perform repair or rework on any Seller responsible non-conformance after an aircraft has received its Airworthiness Certificate (“Ticketed”) but prior to title transfer and delivery to a customer. Such Seller Services may be provided under the following conditions:
8.3.1.1 The Ticketed aircraft must be on a Boeing site holding repair station certification; and
8.3.1.2 Seller will follow Boeing’s repair station processes, including any applicable training, as required in order to perform the work under Boeing’s repair station certificate during the course of any applicable repair or rework. Such repair station processes will be managed by Boeing.”

2.Miscellaneous.
2.1All other provisions of the GTA remain unchanged and in full force and effect.
2.2This Amendment No. 5 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral. Should any provision of this Amendment No. 5 conflict with the GTA, the terms of this Amendment No. 5 shall be controlling.

3.Governing Law.
This Amendment No. 5 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

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Amendment 5 to
GTA BCA-65530-0016

BOEING PROPRIETARY

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY SPIRIT AEROSYSTEMS, INC.
BOEING COMMERCIAL AIRPLANES

Signature: _/s/ Jorge Aguiar ________ Signature: _/s/ Leanna Hampton_______

Printed Name: _Jorge Aguiar _______ Printed Name: _Leanna Hampton _ ____

Title: _Senior Manager – Contracts ___ Title: _Senior Manager, Boeing Contracts

Date: __January 30, 2022______ Date: ____January 30, 2022__________

Amendment 5 to
GTA BCA-65530-0016

BOEING PROPRIETARY